Exhibit 10 (l)(2)

                                AMENDMENT NO. 3
                                       TO
                     ALLTEL CORPORATION PROFIT-SHARING PLAN
                         (January 1, 1994 Restatement)


               WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Profit-Sharing Plan, as amended and restated effective January 1, 1994, and subsequently further amended, (the "Plan"); and

               WHEREAS, the Company desires further to amend the Plan;

               NOW THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan in the following respects:

               1. Effective as of January 1, 1994, a new Section 1.33-A is added to the Plan to provide as follows:

1.33-A    Schedule

          Schedule A to the Plan and any schedule added to the Plan for Plan Years beginnning on or after January 1, 1995 pursuant to Section 1.33 and Section 13.01. Each schedule is incorporated into and made a part of the Plan.

               2. Effective as of January 1, 1994, Section 13.01 of the Plan is amended to provide as follows:

13.01     Employer Contributions

          For each Plan Year, there shall be an annual Employer Contribution under the Plan in an amount that the Board of Directors shall determine by resolution. For the Plan Year beginning on January 1, 1994, the portion of the Employer Contribution assigned to each Region shall be as set forth on Schedule A to the Plan. For each Plan Year beginning after January 1, 1994, the resolution shall adopt a Schedule to the Plan specifying the portion of the Employer Contribution assigned to each Region, which shall be in the ratio that the amount equal to the percentage specified on the Schedule for the Region multiplied by the Compensation for the Plan Year of the Participants in the Region bears to the amount equal to the sum of the amounts equal to the percentage specified on the Schedule with respect to each Region multiplied by the Compensation for the Plan Year of Participants in that Region. The resolution shall be adopted for a Plan Year not later than the time prescribed by law for filing the Employer's Federal income tax return for its applicable taxable year, including extensions thereof. Portions of the Employer Contribution shall be uniform with respect to more than one Region to the extent necessary to comply with applicable regulations under
          Section 401(a)(26) of the Code. In any event, the annual Employer

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          Contribution so determined and so assigned to each Region shall be an amount not less than 2% of the aggregate Compensation for the Plan Year of all Participants in that Region.

               3. Effective as of January 1, 1994, the Plan is amended by the addition of a Schedule A to provide as follows:

                                   SCHEDULE A
                           1994 EMPLOYER CONTRIBUTION

For the Plan Year beginning January 1, 1994, the Employer Contribution shall be assigned to each Region specified below based on the ratio that the amount equal to the percentage specified below multiplied by the Compensation for the 1994 Plan Year of Participants in the Region bears to the amount equal to the sum of the amounts equal to the percentage specified below for each Region multiplied by the Compensation for the 1994 Plan Year of Participants in that Region.


                    Region                        Percentage

               Telephone:

                    Northeast                          7

                    Southern                          10

                    Southwest                          7

                    ALLTEL Mobile, Inc.               10

                    ALLTEL Publishing, Inc.            7

                    ALLTEL Supply, Inc.               10

                    Sygnis                             4

                    HWC                                4

                    ALLTEL Telephone Service Corp.    10

                    ALLTEL Corporation and
                      ALLTEL Corporate Services       10

                                       2

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               4. Effective as of January 1, 1995, Section 1.33 of the Plan is
amended to provide as follows:


1.33 Region

     An operating region, corporate division, or other grouping of Employees of the Employer, as set forth on a Schedule to the Plan adopted by the Board of Directors for each Plan Year not later than the time prescribed by law for filing the Employer's Federal income tax return for its applicable taxable year, including extensions thereof.

               IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 12th day of December, 1995.


                                        ALLTEL CORPORATION


                                        By: /s/ John L. Comparin
                                            Title: V.P. Human Resources

                                AMENDMENT NO. 4
                                       TO
                     ALLTEL CORPORATION PROFIT-SHARING PLAN
                         (January 1, 1994 Restatement)


               WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Profit-Sharing Plan, as amended and restated effective January 1, 1994, and subsequently further amended, (the "Plan"); and

               WHEREAS, the Company desires further to amend the Plan;

               NOW THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan in the respects hereinafter set forth.

               1. Effective as of October 28, 1995, the phrase "paragraph (b),
(c), (d), or (e)" in paragraph (a) of Section 9.04 of the Plan is deleted therefrom and the phrase "paragraph (b), (c), (d), (e), or (f)" is substituted therefor, and Section 9.04 of the Plan is amended by adding a new paragraph (f) at the end thereof to provide as follows:

          (f) In determining Years of Eligibility Service for an Employee who was an employee of Dime Savings Bank, F.S.B. ("Dime") immediately prior to October 28, 1995, and became an Employee on October 28, 1995, the Employee's period or periods of employment with Dime prior to October 28, 1995, that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

               2.   Effective as of December 1, 1995, the phrase "paragraph
(b), (c), (d), (e), or (f)" in paragraph (a) of Section 9.04 of the Plan is deleted therefrom and the phrase "paragraph (b), (c), (d), (e), (f), or (g)" is substituted therefor, and Section 9.04 of the Plan is amended by adding a new paragraph (g) at the end thereof to provide as follows:

          (g) In determining Years of Eligibility Service for an Employee who was an employee of Glendale Federal Bank, F.S.B. ("Glendale") immediately prior to December 1, 1995, and became an Employee on December 1, 1995, the Employee's period or periods of employment with Glendale prior to December 1, 1995, that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under

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               the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

               3. Effective as of October 28, 1995, the phrase "paragraph (b),
(c), (d), (e), or (f)" in paragraph (a) of Section 9.05 of the Plan is deleted therefrom and the phrase "paragraph (b), (c), (d), (e), (f), or (g)" is substituted therefor, and Section 9.05 of the Plan is amended by adding a new paragraph (g) at the end thereof to provide as follows:

          (g) In determining Years of Vesting Service for an Employee who was an employee of Dime Savings Bank, F.S.B. ("Dime") immediately prior to October 28, 1995, and became an Employee on October 28, 1995, the Employee's period or periods of employment with Dime prior to October 28, 1995, that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Vesting Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Vesting Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

               4.   Effective as of December 1, 1995, the phrase "paragraph
(b), (c), (d), (e), (f), or (g)" in paragraph (a) of Section 9.05 of the Plan is deleted therefrom and the phrase "paragraph (b), (c), (d), (e), (f), (g), or (h)" is substituted therefor, and Section 9.05 of the Plan is amended by adding a new paragraph (h) at the end thereof to provide as follows:

          (h) In determining Years of Vesting Service for an Employee who was an employee of Glendale Federal Bank, F.S.B. ("Glendale") immediately prior to December 1, 1995, and became an Employee on December 1, 1995, the Employee's period or periods of employment with Glendale prior to December 1, 1995, that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Vesting Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Vesting Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

               5. Effective as of May 30, 1995, Section 13.05 of the Plan is amended by adding a new paragraph (d) at the end thereof to provide as follows:

          (d)  Each person who

               (i) was an active employee of Vertex Business Systems, Inc. and became an Employee on May 30, 1995;

               (ii) met the eligibility requirements to become a Participant on or before the last day of the 1995 Plan Year; and

                                       2

                                      127
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              (iii) is not otherwise eligible for an allocation of Employer
                    Contribution for the 1995 Plan Year under Section 13.04;

               shall receive an allocation of Employer Contribution for the 1995 Plan Year as provided in this paragraph (d), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1995 Plan Year and the denominator of which is three hundred sixty-five (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 1995 Plan Year and shall be allocated among the Participants in such Region as provided in Section 13.04, but without regard to the requirement that a Participant have a Year of Participation. Notwithstanding the provisions of
               Section 13.04, any Participant who would receive an allocation of Employer Contribution under this paragraph (d) but for his transfer of employment prior to December 31, 1995, shall be deemed to be in the Region including the Participants eligible under this paragraph (d) for the 1995 Plan Year.

               6. Effective as of July 31, 1995, Section 13.05 of the Plan is amended by adding a new paragraph (e) at the end thereof to provide as follows:

          (e)  Each person who

               (i) was an active employee of First Michigan Bank Corporation and became an Employee on July 31, 1995;

               (ii) met the eligibility requirements to become a Participant on or before the last day of the 1995 Plan Year; and

              (iii) is not otherwise eligible for an allocation of Employer
                    Contribution for the 1995 Plan Year under Section 13.04;

               shall receive an allocation of Employer Contribution for the 1995 Plan Year as provided in this paragraph (e), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1995 Plan Year and the denominator of which is three hundred sixty-five (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 1995 Plan Year and shall be allocated among the Participants in such Region as provided in
               Section 13.04, but without regard to the requirement that a Participant have a Year of Participation. Notwithstanding the

                                       3

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               provisions of Section 13.04, any Participant who would receive an allocation of Employer Contribution under this paragraph
               (e) but for his transfer of employment prior to December 31, 1995, shall be deemed to be in the Region including the Participants eligible under this paragraph (e) for the 1995 Plan Year.

               7. Effective as of August 31, 1995, Section 13.05 of the Plan is amended by adding a new paragraph (f) at the end thereof to provide as follows:

          (f)  Each person who

               (i) was an active employee of BellSouth Mobility Inc. and became an Employee on August 31, 1995;

               (ii) met the eligibility requirements to become a Participant on or before the last day of the 1995 Plan Year; and

              (iii) is not otherwise eligible for an allocation of Employer
                    Contribution for the 1995 Plan Year under Section 13.04;

               shall receive an allocation of Employer Contribution for the 1995 Plan Year as provided in this paragraph (f), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1995 Plan Year and the denominator of which is three hundred sixty-five (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 1995 Plan Year and shall be allocated among the Participants in such Region as provided in
               Section 13.04, but without regard to the requirement that a Participant have a Year of Participation. Notwithstanding the provisions of Section 13.04, any Participant who would receive an allocation of Employer Contribution under this paragraph
               (f) but for his transfer of employment prior to December 31, 1995, shall be deemed to be in the Region including the Participants eligible under this paragraph (f) for the 1995 Plan Year.

               8. Effective as of October 28, 1995, Section 13.05 of the Plan is amended by adding a new paragraph (g) at the end thereof to provide as follows:

          (g)  Each person who

               (i) was an active employee of Dime Savings Bank, F.S.B. and became an Employee on October 28, 1995;

               (ii) met the eligibility requirements to become a Participant on or before the last day of the 1995 Plan Year; and

              (iii) is not otherwise eligible for an allocation of Employer
                    Contribution for the 1995 Plan Year under Section 13.04;

               shall receive an allocation of Employer Contribution for the 1995 Plan Year as provided in this paragraph (g), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1995 Plan Year and the denominator of which is three hundred sixty-five (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 1995 Plan Year and shall be allocated among the Participants in such Region as provided in
               Section 13.04, but without regard to the requirement that a Participant have a Year of Participation. Notwithstanding the provisions of Section 13.04, any Participant who would receive an allocation of Employer Contribution under this paragraph
               (g) but for his transfer of employment prior to December 31, 1995, shall be deemed to be in the Region including the Participants eligible under this paragraph (g) for the 1995 Plan Year.

               9. Effective as of November 7, 1995, Section 13.05 of the Plan is amended by adding a new paragraph (h) at the end thereof to provide as follows:

          (h)  Each person who

               (i) was an active employee of Evergreen Bancorp, Inc. and became an Employee on November 7, 1995;

               (ii) met the eligibility requirements to become a Participant on or before the last day of the 1995 Plan Year; and

              (iii) is not otherwise eligible for an allocation of Employer
                    Contribution for the 1995 Plan Year under Section 13.04;

               shall receive an allocation of Employer Contribution for the 1995 Plan Year as provided in this paragraph (h), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1995 Plan Year and the denominator of which is three hundred sixty-five (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 1995 Plan Year and shall be allocated among the Participants in such Region as provided in
               Section 13.04, but without regard to the requirement that a Participant have a Year of Participation. Notwithstanding the provisions of Section 13.04, any Participant who would receive an allocation of Employer Contribution under this paragraph (h) but for his transfer of employment prior to December 31, 1995, shall be deemed to be in the Region including the Participants eligible under this paragraph (h) for the 1995 Plan Year.

               10. The first paragraph of Section 1.07 of the Plan is amended, effective as if such provisions were set forth in the January 1, 1994 Restatement, to provide as follows:

     The amount paid by the Employer during the Plan Year directly to the Employee, including basic wages, cash bonuses, overtime compensation, commissions, shift differentials, in-charge premiums, and any amount the payment of which is deferred under the ALLTEL Corporation Executive Deferred Compensation Plan, the ALLTEL Corporation Performance Incentive Compensation Plan, or the ALLTEL Corporation Long-Term Performance Incentive Plan, but excluding any other forms of additional compensation and further excluding non-wage taxable fringe benefits. Compensation which a Participant elects to defer under the above-specified plans shall, for purposes of the Plan, be credited to the Participant as compensation during the period when such deferred amounts would have been paid (in the absence of the deferral election) rather than during the period when such deferred amounts are earned or actually paid. Compensation shall be determined without regard to any compensation reduction pursuant to an arrangement under a "cafeteria plan" as defined in Section 125 of the Code or pursuant to a "qualified cash or deferred arrangement" as defined in Section 401(k) of the Code.

               11. The term "Schedule A" in subsection (b) of Section 1.12, in the second paragraph of Section 13.03, and in the title of Schedule A to ALLTEL Corporation Profit-Sharing Plan (January 1, 1994 Restatement) shall be deleted and the term "Appendix A" shall be substituted therefore in each place such term appears, effective as if such provisions were set forth in the January 1, 1994 Restatement.

               IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 25th day of January, 1996.


                                             ALLTEL CORPORATION


                                             By: /s/ John L. Comparin
                                                 Title: V.P. Human Resources

                                      131